Other Assets	6 Months Ended
Jun. 30, 2018
Other Assets [Abstract]
Other Assets

(5)          Other Assets

Other assets consisted of the following:

		As of
	As of June 30,	December 31,
(in thousands)	2018	2017	2016
	(Unaudited)
Demonstration assets, net	$2,410	$2,224	$2,981
Deferred tax assets, net	1,807	1,807	1,383
Other	427	343	381
	$4,644	$4,374	$4,745

Demonstration (demo) assets are equipment that is used for demonstration and other purposes with existing and prospective customers. Demo assets are recorded at cost and amortized over an estimated useful life of two years. Amortization expense for demo assets totaled $2.1 million and $1.8 million for the years ended December 31, 2017 and 2016, respectively. Amortization expense was $938 thousand (unaudited) and $1.1 million (unaudited) for the six months ended June 30, 2018 and 2017, respectively.